REITworld November 2020

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on our current expectations and assumptions, and are “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, in our subsequent quarterly reports on Form 10-Q, including the COVID-19 risk factors set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in our Current Reports on Form 8-K and in other public reports. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com 2

COMPANY SNAPSHOT Focused on Growth In Multifamily Strong Midwest markets led by Differentiated Minneapolis and Denver Markets Nashville a new target market Internal Growth  Enhanced operating platform Opportunity PORTFOLIO SUMMARY Value‐Add  Deep value-add pipeline . Founded in 1970, celebrating 50 Years  Opportunity . Apartment owner/operator with 11,910 homes . Publicly traded since 1997 . Portfolio transformation from diversified to focused  multifamily from 2017‐2019 . Total capitalization of $1.7 billion(1) Balance Sheet Strong balance sheet with sufficient liquidity to capitalize . Added to the S&P SmallCap 600 Index in 2020 Flexibility on future opportunities Multifamily and Other % of Gross Real Estate Assets Multifamily Other 100% 50% Experienced  High caliber management and board executing a sound 0% Leadership strategic plan 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) See page 12 for breakdown www.iretapartments.com 3

PORTFOLIO OVERVIEW Differentiated Portfolio‐ Strong Midwest Markets Percent of 2020 NOI by State  Avg. Rev  Region Homes per Occ.  Mino (1) GrandMinot  Grand Forks Home t Mino Target Markets Billings t Forks Minneapolis, MN 2,537 $1,620  6% Bismarck 18% Billings 46% Rochester, MN 1,711 $1,315  Bismarck Bismarck St. Cloud Twin Cities Denver, CO 1,457 $1,875 Rapid  City Omaha, NE 1,370 $1,008 Rapid City 3% Minneapolis Omah Twin Cities Rapid  Rochester St. Cloud, MN 1,190 $1,053 City Lincola n Grand Forks, ND 865 $1,165 Denver Omah Bismarck, ND 845 $1,148  a 8% Omaha Lincol Billings, MT 749 $1,053  n Denver Nashville Minot, ND 712 $1,070  Denver Rapid City, SD 474 $1,082  19% Total / Average 11,910 $1,323 (1) Average monthly revenue per occupied home is defined as total rental  Nashville Nashville revenues divided by the financial occupancy of apartment homes for  New Target Market the period.  Denver Acquisitions and Dispositions Since 2019 % of NOI by Market –October 2020 vs 2017 30% . Acquired five new properties in our target markets for  25% $361 million 20% 15% . $246 million in dispositions including 25 apartment  10% communities as we reduce our exposure to older, lower  5% margin communities 0% 2020 2017 www.iretapartments.com 4

COVID-19 UPDATE

Focusing Efforts to Maintain Collections and Retain Occupancy

Impact by State

State	Communities	Homes	Q3 2020 % of Total Revenue	October 2020 Bad Debt % of Revenue	Q3 2020 Bad Debt % of Revenue	Q2 2020 Bad Debt % of Revenue	Q1 2020 Bad Debt % of Revenue
Minnesota	32	5,438	50.5%	2.2%	1.9%	1.1%	0.3%
Colorado	4	1,457	13.0%	0.8%	1.1%	1.2%	0.1%
Nebraska	6	1,370	9.1%	2.2%	0.1%	0.6%	0.1%
North Dakota	15	2,422	18.5%	0.0%	0.0%	0.2%	-0.2%
South Dakota	5	474	3.5%	0.8%	0.3%	0.7%	0.1%
Montana	5	749	5.4%	2.2%	1.1%	2.3%	0.9%
Total	**67**	**11,910**	**100.0%**	**1.5%**	**1.2%**	**0.9%**	**0.2%**

Same-Store Lease-over-Lease Rate Changes



New
Renewal
Blended
1.1%
2.0%
1.0%
October 2020
0.0%
0.6%
0.4%
Q3 2020
(1.2%)
3.2%
1.3%
Q2 2020
(4.2%)
3.3%
(1.4%)
Q1 2020

Same-Store Weighted Average Occupancy

October 2020	Q3 2020	October 2019	Q3 2019
94.9%	94.4%	93.9%	93.5%

Leasing Activity

- Leasing traffic in Q3 remained strong, 33.6% higher than leasing traffic for Q3 2019
- YTD weighted average retention rate of 61.0%
- Leasing traffic in October 2020 saw a 14.1% increase from leasing traffic in October 2019
- Average renewal increase of 1.9% for October
- 15 rent deferral requests for October for an aggregate rent deferral of $21K

Liquidity



2.1x coverage
$ in 000's at September 30, 2020
$131,804
Cash
$16,804
LOC availability
$115,000
Liquidity Profile
$62,529
$35,281
'20 and '21 mortgage maturities
$27,248
'20 and '21 term loan commitments
Near-Term Funding Obligations

- As of September 30, we have 4 unencumbered apartment communities allowing for an additional $134.0 of liquidity under the terms on our line of credit.

www.iretapartments.com

5

OPERATIONAL AND MARGIN-ENHANCING INITIATIVES

Margin Growth through Operational Opportunities & Thoughtful Acquisitions and Dispositions

Strong Operating Platform

Same-Store communities continue to see NOI and gross margin growth

RISEBY5

Same-Store Gross Margin (1)



68%
69%
70%
71%
72%
73%
74%
75%
76%
77%
78%
September 2020
(72.6%)
April 2018
(68.1%)
4.5%
increase in
gross
margin

Same-Store NOI Margin



55%
56%
57%
58%
59%
60%
61%
62%
63%
64%
65%
September
2020
(57.4%)
April
2018
(55.1%)
2.3%
increase
in
NOI
margin

Buying Efficient Communities

Communities acquired have a weighted average margin of 61.7%

Acquisitions[3]	T12[2] Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	77.1%	61.7%	1,856	52.2%	$1,621

Selling Inefficient Communities

Communities sold have a weighted average margin of 50.8%

Dispositions	T12[1] Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	69.5%	50.8%	1,010	40.2%	$818

Average Monthly Revenue / Home

Includes rent and other income



$992
$1,271
$1,729
Apr-18 Same-Store Pool
Current Same-Store Pool
Current Non-Same-Store Pool

(1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing
(2) When T12 not available, T3 annualized used
(3) Underwriting used for Parkhouse

www.iretapartments.com
6

VALUE-ADD OPPORTUNITY

Enhancing Portfolio Through Value-Add Projects

Highlights

- For 2020, 13 communities have been completed or are in the process of value add projects
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage.


New SouthFork Clubhouse

Home Renovations Thru September 30

Property	Region	Homes to Renovate	Renovated	Date Complete	Avg. Cost per Unit	Achieved Premium(1)	ROI(2)
Red 20	Minneapolis, MN	130	130	19-Jan	$935	$26	33.80%
Southwind	Grand Forks, ND	9	9	19-Jun	$26,528	$235	10.60%
Olympik	Rochester, MN	7	7	20-Jul	$19,333	$256	17.90%
Park Place	Minneapolis, MN	500	192	In process	$18,266	$257	15.50%
Colonial Villa	Minneapolis, MN	240	175	In process	$9,590	$136	15.90%
SouthFork	Minneapolis, MN	272	46	In process	$11,615	$251	24.70%
Whispering Ridge	Minneapolis, MN	336	44	In process	$7,437	$97	14.90%
Woodridge	Minneapolis, MN	110	21	In Process	$4,964	$83	15.90%
Greenfield	Omaha, NE	96	12	In process	$10,379	$108	11.30%
Total		**1,554(3)**	**636**				

(1) *Achieved Premium is reflective of the completed units*
(2) *ROI is defined by* (premium x 12 months + turnover savings minus renovation vacancy loss)/total unit cost
(3) *Total Homes to Renovate excludes properties that are 100% completed*

www.iretapartments.com

7

VALUE-ADD CASE STUDY

Enhancing Portfolio Through Value-Add Projects

Opportunity

- SouthFork, a value orientated multifamily community located in a south metro suburb of Minneapolis, was acquired in February 2019 for $44 million.
- Post-acquisition rents were optimized prior to initiating value-add program to redevelop 272 units and improve community amenities in February 2020
- Built over 30 years ago with original finishes, SouthFork provides the opportunity to improve resident experience and revenues through greater investment

Value- Add Scope

Amenity Additions

- ✓ Clubhouse with leasing office, community room, package lockers
- ✓ Fitness center
- ✓ Dog park
- ✓ Outdoor kitchens

Unit Improvements

- ✓ New cabinet fronts
- ✓ Granite countertops
- ✓ New flooring
- ✓ New windows
- ✓ New stainless steel ENERGY STAR rated appliances
- ✓ New LED light fixtures
- ✓ Framed mirrors
- ✓ New hardware
- ✓ New bathroom hardware and countertops
- ✓ USB ports

Homes to Renovate	Renovated	% Complete	Cost per Unit	Achieved Premium(1)	ROI
272	81	**32%**	$16,330	$256	24.0%

(1) Achieved premium is the average premium on the unit renovations and excludes premium on the common area projects


Before


After


After

www.iretapartments.com

8

CAPITAL RECYCLING Significantly Improved the Quality and Multifamily Focus of Our Portfolio • $1.1B of dispositions since August 2016 • Used disposition proceeds to purchase four multifamily communities in Denver, five multifamily communities in Minneapolis, fund two multifamily development mezzanine loans, reduce debt and preferred shares, and repurchase common shares • Entered the Denver market with the purchase of 1,547 homes and grew portfolio scale in Minneapolis with the purchase of 1,241 homes • In August 2020, we disposed of four communities in Grand Forks totaling 690 units with combined average rent per unit of $689, leaving 865 units with average rent of $1,089 $1.1B Total Dispositions $1.1B Total Redeployment Other Industrial $49.9M $48.9M Preferred Share Redemptions $17.6M Common Share & Unit Repurchases Denver Multifamily $47.6M $463.4M Medical Office Mezz Loans Non-Core Multifamily $441.0M $46.1M $292.9M Cash/Debt Reduction $254.5M Minneapolis Multifamily Senior Housing $270.1M $266.4M www.iretapartments.com 9

CAPITAL RECYCLING Improved Portfolio Metrics We focus our energy and capital on improving  Multifamily portfolio quality has improved since 2017 3 Long‐Term Metrics 2017(1) September 2020 Communities Communities 100 67 Portfolio Quality Homes Homes 13,212 11,910 Homes per Community Homes per Community NAV per  Distributable  132 178 Share Cash Growth Buildings Buildings 709 491 Avg Monthly Rent Avg Monthly Rent Our capital recycling program has enhanced our multifamily  $980 $1,224 portfolio by improving: Gross Margin % Gross Margin % . The quality of our portfolio as evidenced by the increased  concentration in Top‐50 MSAs 67.9% 73.0% . Core FFO per share % of NOI in  % of NOI in  . Management calculated NAV per share Top‐50 MSA Top‐50 MSA . Our leverage metrics and overall balance sheet flexibility  13% 44% (1) As of April 30, 2017 and includes assets held for sale (2) Gross Margin adjusted to reflect current capitalization policy  www.iretapartments.com 10

SEPTEMBER 30, 2020 CAPITAL STRUCTURE

Stable and Flexible Balance Sheet

$1.7B Total Capitalization



Secured Debt
18%
Unsecured Debt
23%
Series C Preferred
6%
Series D Preferred
1%
Common Equity
52%

$912M Common Equity

$720M Total Debt

$110M Preferred Equity

**Share price $65.17 as of 9/30/2020*

Debt Summary	Amount	% of Total	Wtd Avg Int Rate	Wtd Avg Maturity
Total Secured Debt	**314,511,157**	**44%**	**3.99%**	**5.23**
Line of Credit	135,000,000	19%	2.97%	1.92
Term Loans	145,000,000	20%	3.73%	4.13
Private Placement	125,000,000	17%	3.78%	8.58
Total Unsecured Debt	**405,000,000**	**56%**	**3.30%**	**4.77**
Total Debt	**719,511,157**	**100%**	**3.60%**	**4.97**
Fixed Rate	649,730,444	90%	3.64%	5.31
Variable Rate	69,780,712	10%	3.23%	1.80

- Access of all forms of capital
- 100% secured debt in 2017 to 44% today
- Achieved investment grade rating on 2019 private placement
- Raised $81.9 million through ATM proceeds since November 2019



$0
$35,281
$168,754
LOC(1)
$43,996
$70,000
Term Loan
$108,112
Term Loan
$54,857
$53,611
$50,000
Private Placement
$75,000
Private Placement
$0
$59,900
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
% of Total Maturing	0.0%	4.9%	23.5%	6.1%	9.7%	15.0%	7.6%	7.5%	6.9%	10.4%	0.0%	8.3%
Weighted Average Interest Rate		5.4%	2.7%	4.0%	3.6%	3.8%	3.7%	3.5%	3.7%	3.8%		3.9%

(1) Credit facility matures on August 31, 2022, with a twelve-month option to extend the maturity date

www.iretapartments.com

11

RECENT ACQUISITIONS

Focus on Expanding Our Portfolio In Target Markets of Minneapolis and Denver

Parkhouse Apartments



Denver, CO
Suburban
$144.7 million

- A 465-unit community built in 2016
- Conveniently located in the north metro of Denver with close proximity to employment centers and amenities
- Amenities including two fitness center, two billiards room, community garden, and resort style pool
- One, two and three-bedroom units feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to ceiling windows

Ironwood Apartments



Minneapolis, MN
Suburban
$46.3 million

- A 182-unit community built in 2018; first new product in submarket in 20 years
- Conveniently located to multiple employment centers and amenities
- Previously financed the development with a $16.6 million mezzanine note and acquired the asset after stabilization
- One, two and three-bedroom units feature quartz countertops, stainless steel appliances, and private balconies with views of golf course & pool deck

Lugano at Cherry Creek



Denver, CO
Suburban
$99.3 million

- 328 homes and 13,262 square feet of retail on 14.2 acres of land built in 2010
- Centrally located within Denver metro area and in highly desirable Cherry Creek School District
- Fully amenitized clubhouse, outdoor swimming pool, fitness center, and structure parking
- Granite countertops, large cabinets, nine-foot ceilings, walk-in closets, full-sized washer/dryer, and private patios/balconies

www.iretapartments.com

12

UNEMPLOYMENT IRET lowest unemployment rate among peers and 32% below the US Average   September 2020 Weighted Average Unemployment Rate state unemployment rate weighted by unit count 10.4% 9.2% 9.4% 8.6% 8.8% 8.1% 7.8% 7.8% 7.8% 7.8% 7.9% 7.9% 7.4% 7.2% 7.3% 6.7% 5.3% IRET IRT MAA AMH BRG UMH CPT NXRT ELS SUI US INVH UDR AIV AVB EQR ESS Average . IRET portfolio has lower unemployment among peers and the national average . Low unemployment in our portfolio relative to all housing sectors‐ apartment, manufactured housing, and single family  rentals, is leading to strong collections rates www.iretapartments.com 13

MINNEAPOLIS

Our Largest Market – On-Strategy Capital Allocation Remains as Market Continues to Perform


Maple Grove
Brooklyn Center
Fridley
New Brighton
Shoreview
White Bear Lake
Mahtomedi
Columbia Heights
Arden Hills
Vadnais Heights
Gem Lake
New Hope
Robbinsdale
Little Canada
Pine Springs
St Anthony
Plymouth
Medicine Lake
Lauderdale
Roseville
North St Paul
Golden Valley
Falcon Heights
Minneapolis
Wayzata
St Louis Park
Oakdale
Uptown
St Paul
Maplewood
Woodland
Deephaven
Minnetonka
Hopkins
Southwest Minneapolis
West St Paul
Woodbury
Edina
Richfield
Mendota Heights
Sunfish Lake
Chanhassen
Eden Prairie
Bloomington
Inver Grove Heights
St Paul Park
West Bloomington
Eagan
Shakopee
Savage
Burnsville
Spring Lake
Rosemount
Apple Valley
Coates
Vermillion
Communities: 14
Homes: 2,537

Not pictured: 2 communities in Monticello and 2 communities in Isanti


Oxbo
New Bohemia


71 France

MARKET HIGHLIGHTS

- Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for **24** Fortune 1,000 companies and the largest private company in the US, Cargill
- **#6** on U.S. News Best Places to Live in the U.S.
- **$79,578** median household income, highest in the Midwest and **7th** in nation among large metros

MINNEAPOLIS PORTFOLIO(1)


Asset Class
45%
55%
Class A
Class B


Location
19%
27%
54%
Urban Core
Inner Ring
Outer Ring

(1) *Based on Q3 NOI and underwriting used for Parkhouse*

www.iretapartments.com

14

DENVER  Maintaining Growth – Robust In‐Migration Continues, We Seek Additional Scale, Our Portfolio Performing Well MARKET HIGHLIGHTS . Diverse economy and major hub of technology, energy,  aviation and bioscience; 23 Fortune 1,000 companies have  their headquarters in CO  . #2 on U.S. News Best Places to Live in the U.S. with highly  desirable quality of life and recreational amenities . $79,478 median household income, 8th in nation among large  metros DENVER PORTFOLIO(1) Asset Class Location Communities: 4 Homes: 1,457 50% 50% Westend Dylan 100% Class A Urban Suburban (1) Based on Q3 NOI and underwriting used for Parkhouse www.iretapartments.com 15

NASHVILLE New Target Market –A National Growth Leader in Household Income, Jobs and Millennial Population MARKET HIGHLIGHTS . True live‐work‐play community with a lively cultural scene  boasting the highest concentration of music industry  establishments in the nation and a diverse and growing  economy anchored by health care, higher education, advanced  manufacturing, logistics, entertainment, and an emerging tech  scene . #15 on U.S. News Best Places to Live in the U.S. . Household income growth ranks 5th among U.S. major metros  over past five years . 41% job growth over the past 10 years more than doubles U.S.  growth of 17%, and is a leader among major metros . Location of future Amazon operations center bringing at least  5,000 jobs with an average pay of $150K per year to the  Nashville Yards development in Downtown Nashville . 2017‐2019 average annual sales volume of $1.9 billion . 2020 Q3 volume of $424.7 million was 38% below 2019 Q3 . 2020 YTD volume through Q3 is 21% below the same period in  2019 www.iretapartments.com 16

FOCUSED SECONDARY MARKET PRESENCE These Four Markets, Plus Minneapolis‐St. Paul and Denver Make Up 80% of Pro Forma NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Population 216,035 922,891 101,991 196,598 Median Household Income $71,501 $65,227 $53,413 $59,792 Unemployment Rate(1) 5.9% 4.5% 4.6% 6.0% Mayo Clinic State of Nebraska University of ND CentraCare Health Major Employers IBM Union Pacific Altru Health State of Minnesota Number of IRET Homes 1,711 1,370 865 1,190 Total Multifamily Supply 8,943 73,185 9,696 14,930 Same‐Store Average Revenue per Unit(2) $1,315 $1,008 $1,165 $1,053 Same‐Store Average Revenue per Unit / Median  22.1% 18.5% 26.2% 21.1% Household Income (Monthly) Same‐Store Occupancy(3) 94.1% 93.8% 95.5% 94.4% Sources: US Census Bureau, World Population Review, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures  (1) Compared to the September 2020 National Unemployment Rate of 7.9%  (2) Average monthly rental rate per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period  (3) Weighted Average Occupancy  www.iretapartments.com 17

BEST IN CLASS GOVERNANCE High Caliber Leadership Focused on High Quality Governance  Executive Management Team Mark O. Decker, Jr. John A. Kirchmann Anne M. Olson PRESIDENT AND CEO EVP AND CFO EVP AND COO IRET rated ISS’s top score of 1 ‐ indicating highest quality corporate  governance practices and lowest governance risk Jeffrey P. Caira Michael T. Dance Mark O. Decker Jr. Emily Nagle Green Linda J. Hall John A. Schissel Mary J. Twinem Terrance P. Maxwell Since 2015 Since 2016 Since 2017 Since 2018 Since 2011 Since 2016 Since 2018 Since 2013 www.iretapartments.com 18

ESG REPORT HIGHLIGHTS Strong Focus on Environmental, Social, and Corporate Governance Completed LED lighting  upgrades at 25 communities  Energy Efficiency Only ENERGY STAR rated  appliances used  for  replacement Provide shared cost water  services encouraging lower  consumption Serving the broader communities in which we  Water  operate and supporting our team members’  Conservation Installed new common area  community involvement is important to us.  laundry equipment at 10  communities; compliant with  Here are some organizations that have received  the US‐DOE for energy + water  sponsorships and financial donations through  IRET’s Corporate Giving Initiative: . Habitat for Humanity . Homes for our Troops Utilize low VOC flooring,  . YMCA paints, adhesives and  . United Way Local Chapter sealants Air Quality . Feed My Starving Children Non‐smoking communities . Ronald McDonald House Charities . Cristo Rey High School www.iretapartments.com 19

INVESTMENT HIGHLIGHTS Differentiated Market Exposure Internal Growth Opportunities Value‐Add Opportunities Flexible Balance Sheet Best in Class Governance www.iretapartments.com 20

Appendix www.iretapartments.com 21

RECONCILIATION TO NON‐GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss  calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write‐downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of  depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not  specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write‐downs  of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write‐downs of assets that are incidental to its  main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating  performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective  on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose  value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write‐downs and  gains and losses from the sale of real estate assets helps to identify the operating results of the long‐term assets that form the base of our investments, and assists  management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way.  Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to  net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not  represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our  ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non‐routine items or items not considered core to our business operations. By further adjusting for  items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core  operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial  performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including  our ability to make distributions to shareholders. Core FFO is a non‐GAAP and non‐standardized measure that may be calculated differently by other REITs and  should not be considered a substitute for operating results determined in accordance with GAAP. www.iretapartments.com 22

RECONCILIATION TO NON‐GAAP MEASURES www.iretapartments.com 23

RECONCILIATION TO NON‐GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP. www.iretapartments.com 24